Shareholder’s Equity	12 Months Ended
Dec. 31, 2024
Shareholder’s Equity [Abstract]
SHAREHOLDER'S EQUITY

10. SHAREHOLDER’S EQUITY

Ordinary shares

The Company’s authorized share capital is $50,000, divided into 500,000,000 ordinary shares consisting of 400,000,000 Class A ordinary shares and 100,000,000 Class B ordinary shares, par value $0.0001 per share. On March 23, 2023, the Company had 4,332,000 Class A ordinary shares and 7,668,000 Class B ordinary shares, issued and outstanding, respectively. On September 6, 2024, the Company consummated the initial public offering of 2,250,000 Class A ordinary shares. Ordinary shares outstanding after this issuance included 6,582,000 Class A ordinary shares and 7,668,000 Class B ordinary shares. Holders of Class A ordinary shares and Class B ordinary shares vote together as one class on all matters submitted to a vote by the shareholders at any general meeting of the Company and have the same rights, except each Class A ordinary share is entitled to one (1) vote and each Class B ordinary share is entitled to twenty (20) votes. The Class A ordinary shares are not convertible into shares of any other class. Upon any direct or indirect sale, transfer, assignment or disposition, the Class B ordinary shares will be automatically and immediately convertible into Class A ordinary shares on a one-to-one basis.

Statutory reserves

The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. The statutory reserve as determined pursuant to PRC statutory laws amounted to approximately $89,685 and $89,685 as of December 31, 2023 and 2024, respectively.

Restricted net assets

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by Beijing Feitian only out of its retained earnings, if any, as determined in accordance with PRC accounting standards and regulations and after it has met the PRC requirements for appropriation to statutory reserves. Paid in capital of the PRC subsidiaries included in the Company’s consolidated net assets are also non-distributable for dividend purposes. The results of operations reflected in the accompanying consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of Beijing Feitian. The Company is required to set aside at least 10% of its after-tax profits each year, if any, to fund certain statutory reserve funds until such reserve funds reach 50% of its registered capital. In addition, the Company may allocate a portion of its after-tax profits based on PRC accounting standards to enterprise expansion fund and staff bonus and welfare fund at its discretion. The statutory reserve funds and the discretionary funds are not distributable as cash dividends.

As of December 31, 2023 and 2024, the Company had net assets restricted in the aggregate, which include additional paid-in capital and statutory reserve of the Company’s PRC subsidiary that are included in the Company’s consolidated net assets, of approximately $211,599 and $458,016, respectively.